UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  April 21, 2008


                          QUESTAR ASSESSMENT, INC.
          (Exact Name of Registrant as Specified in its Charter)

                        ____________________________

              Delaware                1-16689             13-2846796
              --------                -------             ----------
   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
       ----------------------                                -----
       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
                                                        --------------

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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      (b) On April 21, 2008, James J. Williams, Chief Financial Officer of the Company, notified the Company that he will be resigning from the Company effective June 13, 2008, in order to pursue other interests.

      (c) On April 24, 2008, Roy Lipner was named as Chief Executive Officer of the Company. Mr. Lipner had been serving as President and Chief Operating Officer of the Company since November 1, 2007. Andrew Simon, who has served as Chief Executive Officer and Chairman of the Company since 1995 and as President from 1995 through November 2007, will continue to serve as Chairman of the Company.

      The Company entered into an employment agreement with Mr. Lipner, when his employment commenced on November 1, 2007. The material terms of such employment agreement were described previously in the Company's Current Report on Form 8-K, filed on November 2, 2007. Pursuant to such employment agreement, effective on the date of his appointment as Chief Executive Officer, Mr. Lipner's annual salary was raised to $350,000 and he was granted options to acquire 30,000 shares of Common Stock. The options were granted pursuant to the Company's 2007 Incentive Compensation Plan, have an exercise price of $2.05 per share which was the closing market price on April 24, 2008, expire in ten years, and vest in three equal annual installments commencing on the first anniversary of the date of the grant.

      (d) On April 24, 2008, the Board of Directors elected Roy Lipner to the Board of Directors.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   The following Exhibit is filed as part of this Report:

      Exhibit 10 Employment Agreement, dated September 20, 2007, between the Company and Roy Lipner (incorporated by reference from the Company's Current Report on Form 8-K, filed November 2, 2007)

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUESTAR ASSESSMENT, INC.

                                        By: /s/ ROY L. LIPNER
                                            ----------------------
Date:  April 25, 2008                       Roy L. Lipner
                                            Chief Executive Officer



                                        By: /s/ JAMES J. WILLIAMS
                                            -----------------------
                                            James J. Williams
                                            Chief Financial Officer